OTHER LOSSES (Tables)	12 Months Ended
Dec. 31, 2017
OTHER LOSSES
Schedule of other losses

	Year ended December 31,
	2015	2016	2017
	Thousand USD	Thousand USD	Thousand USD
Change of financial liabilities with fair value through profit and loss (Note 29, Note 30)	(5,686)	(2,957)	(39,105)
Hedge ineffectiveness on cash flow hedges and net loss arising on interest rate swap designated as at FVTPL (Note 30)	(585)	(641)	201
Transaction cost related to FVTPL liabilities (Note a)	—	(4,041)	—
Net foreign exchange (losses) gains	400	1,145	1,814
Others, net	(1,030)	1,523	(2,896)

	(6,901)	(4,971)	(39,986)

(a)	The transaction cost represents the professional fee directly attributable to the issue of the financial liability to Hudson.